UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): October 2, 2007


                                  Luby's, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


              1-8308                              74-1335253
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      (Commission File Number)        (IRS Employer Identification Number)


                       13111 Northwest Freeway, Suite 600
                                Houston, TX 77040
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          (Address of principal executive offices, including zip code)


                                 (713) 329-6800
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              (Registrant's telephone number, including area code)



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 7.01   REGULATION FAIR DISCLOSURE

As part of the Company's ongoing commitment to enhancing shareholder value, the Board of Directors regularly considers a range of strategies to continue to improve the Company's operational and financial performance.

The Board has determined that, at this time, the continued execution of the strategic growth plan is in the best interests of the Company and all shareholders and provides the greatest opportunity to create long-term shareholder value. Key elements of the strategic plan include the following: investing in its existing restaurants; growing Luby's footprint using the recently introduced new prototype, with a target of building 45 to 50 new restaurants over the next five years; and expanding its culinary services business.

The Board recently considered alternate strategies including, among other things, a sale leaseback program of the company-owned real estate. The Board believes that by maintaining ownership of existing properties, rather than leasing those properties, the Company generates better operating margins and greater cash flow returns, better positioning the Company for growth.

The Board also believes that the Company's current capital structure provides the right combination of stability and flexibility. The Board will continue to regularly evaluate the best use of the Company's capital with the goal of enhancing value for all shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LUBY'S, INC.
                                                     (Registrant)


Date: October 2, 2007                  By: /s/ Christopher J. Pappas
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                                           Christopher J. Pappas
                                           President and Chief Executive Officer